   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2003

                                                        REGISTRATION NO. 2-50870
                                                                    NO. 811-2482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                             [X]
      POST-EFFECTIVE AMENDMENT NO. 45                              [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                     [X]
      AMENDMENT NO. 30                                             [X]


                            VAN KAMPEN RESERVE FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code

                              A. THOMAS SMITH III

                               Managing Director


                          Van Kampen Investments Inc.

                          1221 Avenue of the Americas
                               New York, NY 10020
                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

       It is proposed that this filing will become effective:

        [ ] immediately upon filing pursuant to paragraph (b)


        [X] on September 30, 2003 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

       If appropriate check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen Reserve Fund
 -------------------------------------------------------------------------------

Van Kampen Reserve Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S.
dollar-denominated money-market securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                  This Prospectus is dated SEPTEMBER 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   8
Purchase of Shares..........................................   8
Redemption of Shares........................................  13
Distributions from the Fund.................................  15
Shareholder Services........................................  15
Federal Income Taxation.....................................  17
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek protection of capital and high current income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. The Fund's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply. In selecting securities for investment, the Fund's investment adviser seeks to invest in those securities that it believes entail reasonable risk considered in relation to the Fund's investment policies and may sell such securities in order to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.

                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks. An investment in the Fund is not a deposit of any bank or other insured depository institution, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.


INCOME RISK. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund's net asset value. The prices of debt securities tend to fall as interest rates rise but market risk should be low for the Fund because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money-market instruments

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                             2.16
1994                                                                             3.38
1995                                                                             5.00
1996                                                                             4.46
1997                                                                             4.68
1998                                                                             4.85
1999                                                                             4.48
2000                                                                             5.60
2001                                                                             3.41
2002                                                                             1.00

The Fund's return for the six-month period ended June 30, 2003 for Class A Shares was 0.40%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 1.45% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class A Shares was 0.20% (for the quarter ended June 30, 2003).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows the Fund's average annual total returns for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). The Fund's performance figures for Class B Shares and Class C Shares include the maximum contingent deferred sales charges paid by investors. Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                           PAST 10
    FOR THE                                YEARS OR
    PERIODS ENDED        PAST     PAST       SINCE
    DECEMBER 31, 2002   1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------
    Van Kampen Reserve
    Fund -- Class A
    Shares               1.00%    3.86%      3.89%
.........................................................
    Van Kampen Reserve
    Fund -- Class B
    Shares              -3.77%    2.83%      3.54%(1)
.........................................................
    Van Kampen Reserve
    Fund -- Class C
    Shares              -0.69%    3.09%      3.36%(1)
.........................................................


Inception date: (1) 4/18/95.


Investors can obtain the current 7-day yield for each class of shares of the Fund by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                          CLASS A      CLASS B               CLASS C
                          SHARES       SHARES                SHARES
----------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       None         None                  None
...................................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None        4.00%(1)(2)           1.00%(1)(3)
...................................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None                  None
...................................................................................
Redemption fee               None         None                  None
...................................................................................
Exchange fee                 None         None                  None
...................................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------
Management fees(4)          0.39%        0.39%                 0.39%
...................................................................................
Distribution and/or
service (12b-1)
fees(4)(5)                  0.15%        0.90%(6)              0.90%(6)
...................................................................................
Other expenses(4)           0.31%        0.31%                 0.31%
...................................................................................
Total annual fund
operating expenses(4)       0.85%        1.60%                 1.60%
...................................................................................


(1) Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds. Unless investors intend to exchange their Fund shares to or from Class B Shares or Class C Shares of other Van Kampen funds, they should purchase the Fund's Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and or related expenses. Even investors who do intend to exchange their Fund shares for Class B

Shares or Class C Shares of other Van Kampen funds may prefer to purchase Class A Shares of the Fund and then redeem those shares and use the proceeds to purchase Class B Shares or Class C Shares of other Van Kampen funds. See
   "Purchase of Shares."

(2) The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(3) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(4) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses, or the Fund's distributor made certain non-recurring payments to the Fund, such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended May 31, 2003 were 0.69%, 1.45% and 1.41% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements can be terminated at any time.



(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 0.90% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(6) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you end up paying more for these shares than if you were to buy Class A Shares. See note (1) above.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $ 87      $271       $  471      $1,049
.....................................................................
Class B Shares           $563      $805       $1,021      $1,699*
.....................................................................
Class C Shares           $263      $505       $  871      $1,900
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $ 87      $271       $471       $1,049
....................................................................
Class B Shares           $163      $505       $871       $1,699*
....................................................................
Class C Shares           $163      $505       $871       $1,900
....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to maintain a constant net asset value of $1.00 per share. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund's net asset value will not vary or that the Fund will achieve its investment objective.

The Fund's investment adviser seeks to achieve the investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. To be considered high quality, a security generally must be rated in one of the two highest short-term ratings categories by the ratings services such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's").

The Fund's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Fund's Board of Trustees and special rules for money market funds under the 1940 Act. These include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. In addition, the Fund's Board of Trustees has adopted procedures to evaluate potential investments and the Fund's investment adviser has the responsibility to implement those procedures in making investments for the Fund's portfolio. In selecting securities for investment, the Fund's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. On an ongoing basis, the Fund's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Fund's existing and prospective investments. While the Fund intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.

The Fund's dividend and yield are expected to change daily based upon changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so.

The following is a brief description of the types of money-market instruments in which the Fund may invest, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government which include U.S. Treasury bills (maturing within one year of issuance) and U.S. Treasury notes and bonds (which have longer maturities), (b) the right of the issuer to borrow from the U.S. Treasury, (c) the discretionary authority of the U.S. government agencies or instrumentalities or (d) the credit of the instrumentality issuing the securities. If the securities are not backed by the full faith and credit of the U.S. government, the owners of such securities must look to the agency or instrumentality issuing the obligation for repayment and will not be able to assert a claim against the U.S. government in the event of nonpayment. Governmental agencies or instrumentalities in which the Fund may invest include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Fund may invest in high-quality obligations issued by domestic and foreign banks or their subsidiaries or overseas branches. Bank obligations include time deposits, certificates of deposit and bankers' acceptances, as well as securities secured by such obligations. Certificates of deposit are instruments representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are interest-bearing deposits maintained in a bank for a specified period of time (not longer than seven days) at a specific rate of interest. Time deposits held by the Fund generally will not benefit from insurance provided by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

The Fund only invests in "high-quality" bank obligations which are securities rated in one of the two highest short-term ratings categories by any two nationally recognized statistical rating organizations ("NRSROs"), such as S&P (e.g., A-1 or A-2) or Moody's (e.g., P-1 or P-2) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. Subsequent downgrades in ratings may require reassessment of the credit risks presented by such securities and may even require their sale. NRSROs assign ratings based upon their opinions as to the quality of the debt securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to those rated A-1 or P-1.

The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respects from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adopting of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in a commercial paper obligation that (a) is rated in one of the two highest short-term ratings categories by any two NRSROs (e.g., A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or any one NRSRO if the instrument was rated by only one such organization) or (b) is unrated, if such security is of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees or if such security was a long-term security at the time of issuance but has a remaining life of 397 days or less and has received a long-term rating in one of the three highest long-term ratings categories by any two NRSROs (e.g., A or higher by S&P and Moody's) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or P-1.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the holding period. The Fund may enter into repurchase agreements with U.S. banks, their subsidiaries or overseas branches, and with primary dealers of U.S. government securities that report to the Federal Reserve Bank of New York.

The Fund only enters into repurchase agreements that are (a) rated at the time of investment in one of the two highest ratings categories by at least two NRSROs (e.g. A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or one NRSRO if the instrument was rated by only one such organization) and (b) collateralized by the underlying securities of the same type and quality in which the Fund otherwise may invest. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's net assets. Repurchase agreements are subject to the risk of default by the other party.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of June 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS         % PER ANNUM
---------------------------------------------------------
    First $150 million                  0.50%
..........................................................
    Next $100 million                   0.45%
..........................................................
    Next $100 million                   0.40%
..........................................................
    Over $350 million or thereafter     0.35%
..........................................................


Applying this fee schedule, the effective advisory fee rate was 0.39% (before voluntary fee waivers; and 0.23% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended May 31, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares are sold without a sales charge, while Class B Shares and Class C Shares generally bear sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The securities held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing a security at its cost and thereafter, applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the security.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by following the wire transfer instructions described below or by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling Class B Shares and Class C Shares and may receive differing compensation for selling Class B Shares or Class C Shares. Sales personnel of authorized dealers are not entitled to receive compensation for selling Class A Shares.


The offering price for shares is based upon the next calculation of net asset value per share after an order becomes effective, which is upon receipt by Investor Services of federal funds. Payment by check generally will be converted into federal funds on the second business day following receipt of payment for the order by Investor Services.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Client Relations at (800) 847-2424 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number and an account application for completion. The investor's bank should wire the specified amount along with the account number and account registration to the Fund's custodian: State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110-1713, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. To receive same day credit to an account, State Street Bank must then receive such funds by 4:00 p.m. Boston time.


INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed account application form to Investor Services.


SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive same day credit to an account, State Street Bank must then receive such funds by 4:00 p.m. Boston time.


SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments may be sent by mail to Investor Services, indicating the account registration and account number.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.


                                 CLASS A SHARES


Class A Shares of the Fund are sold at net asset value without a sales charge. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.15% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system. To obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                       CONTINGENT DEFERRED
                                          SALES CHARGE
                                       AS A PERCENTAGE OF
                                          DOLLAR AMOUNT
    YEAR SINCE PURCHASE                 SUBJECT TO CHARGE
--------------------------------------------------------------
    First                                     4.00%
...............................................................
    Second                                    4.00%
...............................................................
    Third                                     3.00%
...............................................................
    Fourth                                    2.50%
...............................................................
    Fifth                                     1.50%
...............................................................
    Sixth and After                            None
...............................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.15% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                           FACTORS FOR CONSIDERATION

Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds participating in the exchange program. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and related expenses. Therefore, Class A Shares will have a higher yield than Class B Shares and Class C Shares. Even investors who do intend to exchange their shares for Class B Shares or Class C Shares of other Van Kampen funds should consider purchasing Class A Shares and then redeeming those shares when they wish to invest in Class B Shares or Class C Shares of other Van Kampen funds. Since Class A Shares are subject to lower distribution/service fees and related expenses, purchasing Class A Shares and then redeeming them to purchase Class B Shares or Class C Shares of other Van Kampen funds is likely to result in a higher return to the investor than purchasing Class B Shares or Class C Shares and then exchanging them for Class B Shares or Class C Shares of other Van Kampen funds. The contingent deferred sales charges applicable to Class B Shares and Class C Shares is not imposed on exchanges among Van Kampen funds participating in the exchange program for the same class of shares. Instead, Class B Shares or Class C Shares acquired in an exchange remain subject to the contingent deferred sales charges schedule of the initial fund from which the Class B Shares or Class C Shares were purchased. Similarly the holding period for calculating any contingent deferred sales charge is based upon the date of purchase of such shares from the initial fund.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

EXPEDITED TELEPHONE REDEMPTION REQUESTS. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more by calling (800) 421-5684. Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited telephone redemption requests received prior to 10:00 a.m. Kansas City time are processed and the proceeds are wired on the date of receipt. Redemption requests received by Investor Services after such hour are subsequently processed and the proceeds are wired on the next banking day following receipt of such request. Investor Services reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to Investor Services with the signature(s) of the shareholder(s) guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

Shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute all, or substantially all, of this net investment income monthly as dividends to shareholders. All dividends are automatically applied to purchase additional full and fractional shares of the Fund at the next determined net asset value. Shareholders may elect to receive a monthly payment of dividends in cash by written instruction to Investor Services.

Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for. A redeeming shareholder receives all dividends accrued through the date of redemption.

The per share dividends on Class B Shares and Class C Shares will be lower than the per share dividends on Class A Shares as a result of the higher distribution/ service expenses and transfer agency expenses applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund (defined below) at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECKWRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank, for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by State Street Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund (defined below) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Class A shares of the Fund which have not previously been charged a sales charge (except for Class A Shares issued under the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable to the shares of the Participating Fund being acquired will have any applicable sales charges differential imposed upon an exchange into a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund and other Participating Funds limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


Federal Income
Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends paid by the Fund generally will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder may not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund has elected and qualified, and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended May 31, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended May 31, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                           CLASS A SHARES
                                                         YEAR ENDED MAY 31,
                                           2003      2002      2001        2000      1999
      ------------------------------------------------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD..........................   $1.00     $1.00      $1.00      $1.00     $1.00
                                          ------    ------    -------     ------    ------
      Net Investment Income.............     .01       .02        .05        .05       .04
      Less Distributions from Net
        Investment Income...............     .01       .02        .05        .05       .04
                                          ------    ------    -------     ------    ------
      NET ASSET VALUE, END OF THE
        PERIOD..........................   $1.00     $1.00      $1.00      $1.00     $1.00
                                          ======    ======    =======     ======    ======
      Total Return......................   0.89%(b)  1.93%(b)   5.35%(b)*  4.92%(b)  4.55%(b)
      Net Assets at End of the Period
        (In millions)...................  $501.4    $458.0     $451.7     $573.3    $529.6
      Ratio of Expenses to Average Net
        Assets(a)**.....................    .69%      .91%       .95%       .82%      .84%
      Ratio of Net Investment Income to
        Average Net Assets**............    .89%     1.94%      5.22%      4.71%     4.38%
      **If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
        Assets (a)......................    .85%       N/A        N/A        N/A       N/A
      Ratio of Net Investment Income to
        Average Net Assets..............    .73%       N/A        N/A        N/A       N/A

                                                          CLASS B SHARES
                                                        YEAR ENDED MAY 31,
                                           2003      2002      2001       2000      1999
      ----------------------------------  -----------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD..........................   $1.00     $1.00     $1.00      $1.00     $1.00
                                          ------    ------    ------     ------    ------
      Net Investment Income.............     -0-(e)    .01       .05        .04       .04
      Less Distributions from Net
        Investment Income...............     -0-(e)    .01       .05        .04       .04
                                          ------    ------    ------     ------    ------
      NET ASSET VALUE, END OF THE
        PERIOD..........................   $1.00     $1.00     $1.00      $1.00     $1.00
                                          ======    ======    ======     ======    ======
      Total Return......................   0.13%(c)  1.16%(c)  4.66%(c)*  4.14%(c)  3.78%(c)
      Net Assets at End of the Period
        (In millions)...................  $349.8    $299.1    $338.7     $238.8    $129.8
      Ratio of Expenses to Average Net
        Assets(a)**.....................   1.45%     1.67%     1.58%      1.57%     1.63%
      Ratio of Net Investment Income to
        Average Net Assets**............    .13%     1.17%     4.43%      3.96%     3.71%
      **If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
        Assets (a)......................   1.61%       N/A       N/A        N/A       N/A
      Ratio of Net Investment Income to
        Average Net Assets..............   (.03%)      N/A       N/A        N/A       N/A

                                                          CLASS C SHARES
                                                        YEAR ENDED MAY 31,
                                           2003      2002      2001       2000      1999
      ----------------------------------  ---------------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD..........................   $1.00     $1.00     $1.00      $1.00     $1.00
                                          ------    ------    ------     ------    ------
      Net Investment Income.............     -0-(e)    .01       .05        .04       .04
      Less Distributions from Net
        Investment Income...............     -0-(e)    .01       .05        .04       .04
                                          ------    ------    ------     ------    ------
      NET ASSET VALUE, END OF THE
        PERIOD..........................   $1.00     $1.00     $1.00      $1.00     $1.00
                                          ======    ======    ======     ======    ======
      Total Return......................   0.17%(d)  1.23%(d)  4.57%(d)*  4.14%(d)  3.77%(d)
      Net Assets at End of the Period
        (In millions)...................   $56.2     $50.7     $63.0      $54.7     $26.9
      Ratio of Expenses to Average Net
        Assets(a)**.....................   1.41%     1.60%     1.69%      1.57%     1.63%
      Ratio of Net Investment Income to
        Average Net Assets**............    .17%(f)  1.29%     4.40%      3.96%     3.73%
      **If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
        Assets (a)......................   1.57%       N/A       N/A        N/A       N/A
      Ratio of Net Investment Income to
        Average Net Assets..............    .01%(f)    N/A       N/A        N/A       N/A


     * If certain losses had not been assumed by the Adviser, total return would have been lower by less than .01%.

    (a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended May 31, 2003 and May 31, 1999.

    (b) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (e) Amount is less than $.01.


    (f) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the ratio of net investment income to average net assets of .05%.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2835

VAN KAMPEN RESERVE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Reserve Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Reserve Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Reserve Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                               SEPTEMBER 30, 2003



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS



                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                       RES PRO 9/03

Act File No. is 811-2482.                                               65138PRO

                      STATEMENT OF ADDITIONAL INFORMATION

                            VAN KAMPEN RESERVE FUND

     Van Kampen Reserve Fund's (the "Fund") investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities.

     The Fund is organized as a diversified series of the Van Kampen Reserve Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-3
Investment Restrictions.....................................    B-6
Description of Securities Ratings...........................    B-9
Trustees and Officers.......................................    B-13
Investment Advisory Agreement...............................    B-24
Other Agreements............................................    B-25
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-29
Shareholder Services........................................    B-31
Redemption of Shares........................................    B-34
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-34
Taxation....................................................    B-36
Yield Information...........................................    B-41
Other Information...........................................    B-43
Appendix A--Proxy Voting Policy and Procedures..............    B-44
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-4
Notes to Financial Statements...............................    F-10



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 30, 2003.



                                                                    RES SAI 9/03

                              GENERAL INFORMATION

     The Fund was originally incorporated in Maryland on March 28, 1974 under the name American Capital Reserve Fund, Inc. As of July 31, 1995, the Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Reserve Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of September 2, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund except as follows:



        NAME AND ADDRESS
        OF RECORD HOLDER          CLASS OF SHARES   PERCENT OF CLASS
        ----------------          ---------------   ----------------
PFPC Brokerage Services              A                    12%
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA 19406-1212


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MONEY-MARKET SECURITIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 13 months or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of

Trustees to present minimal credit risks. Additionally, securities purchased for investment must be rated in one of the two highest short-term rating categories for debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") (or any one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees.


     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that (i) the Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the Fund may invest, with limitations, more than 5% of its total assets in securities subject to a guarantee issued by a non-controlled person. First tier securities are those that have been rated in the highest rating category for short-term obligations by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities determined by the Fund's Board of Trustees to be comparable to those rated in the highest category. The Fund will be limited to 5% of the Fund's total assets for other permitted investments not in the first tier ("second tier securities"), with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security.


     If a security's rating is downgraded, the Adviser and/or the Fund's Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a first tier security, the Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Adviser becomes aware that any NRSRO has downgraded its rating of a second tier security or rated previously unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it. If the Fund disposes of the security within five days of the Adviser learning of the downgrade, the Adviser will provide the Fund's Board of Trustees with subsequent notice of such downgrade. If a security is in default, ceases to be a security permitted for investment, is determined no longer to present minimal credit risks or if an event of insolvency as defined in Rule 2a-7 occurs, the Fund must dispose of the security as soon as practicable unless the Fund's Board of Trustees determines it would be in the best interests of the Fund not to dispose of the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


REPURCHASE AGREEMENTS

     Repurchase agreements are fully collateralized by the underlying securities and may be considered to be loans under the 1940 Act. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities must be of a type in which the Fund may invest (normally securities of the U.S. government, or its agencies and instrumentalities), except that the underlying securities may have maturity dates exceeding one year. The

Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days, and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund does not presently intend to lend its portfolio securities in excess of 5% of its total assets.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Purchase any security which matures more than two years from the date of purchase. As set forth under "Investment Objective, Policies and Risks" in the Prospectus, the Fund's operating policy is not to purchase any security having a remaining maturity of more than 13 months.

      2. Purchase any security other than (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; (b) bank time deposits, certificates of deposit and bankers' acceptances which are obligations of a domestic bank (or a foreign branch or subsidiary thereof), or of a foreign bank, rated at the time of investment A-1 and A-2 by S & P or Prime-1 and Prime-2 by Moody's; (c) instruments secured by a bank obligation described in item 2(b); (d) commercial paper if rated A by S & P's or Prime by Moody's, or if not rated, issued by a company having an outstanding debt issue rated at least A by S & P's or Moody's (see "Description of Securities Ratings" for an explanation of these ratings); and (e) repurchase agreements collateralized by the debt securities described above.

      3. Issue any senior security, although the Fund may borrow as set forth under item 14 below.

      4. Purchase or sell real estate; although the Fund may purchase securities issued by companies, including real estate investment trusts, which invest in real estate or interest therein.

      5. Purchase securities on margin, make short sales of securities or maintain a short position.

      6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

      7. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees of the Fund as described under "Investment Objective, Policies and Risks -- Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

     10. Invest in securities, except repurchase agreements, for which there are legal or contractual restrictions on resale, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the

         SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Underwrite securities of other issuers except that the Fund may sell an investment position even though it may be deemed an underwriter as that term is defined under the Securities Act of 1933, as amended (the "1933 Act").

     12. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     13. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own beneficially more than 0.50% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     14. Borrow money, except from banks for temporary or emergency purposes and then in amounts not exceeding 10% of the value of the Fund's total net assets; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing (the Fund will not borrow for leveraging or investment but only to meet redemption requests which might otherwise require undue dispositions of portfolio securities).

     15. Lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest.

     16. With respect to 75% of its assets, purchase securities if the purchase would cause the Fund, at that time, to have more than 5% of the value of its total assets invested in the securities of any one issuer (except obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements fully collateralized thereby).

     17. Invest in the securities of any issuer, if immediately thereafter, the Fund would own more than 10% of the total value of all outstanding securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     18. Invest more than 5% of its assets in companies having a record together with predecessors, of less than three years continuous operation.

     19. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. government and of domestic branches of U.S. banks).

                       DESCRIPTION OF SECURITIES RATINGS

     Below is a description of the two highest rating categories for short-term debt obligations and long-term debt obligations by the "nationally recognized statistical rating organizations." The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

                            SHORT-TERM DEBT RATINGS


     MOODY'S INVESTORS SERVICE, INC. ("Moody's"): Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



P-L Issuers (or supporting institutions) rated Prime-l have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE: Canadian issuers rated P-l or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.






              There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal
              Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1         This designation denotes superior credit quality.
              Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3         This designation denotes acceptable credit quality.
              Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                             DEMAND OBLIGATION RATINGS
              In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment
              Grade or VMIG rating.
              When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
              VMIG rating expirations are a function of each issue's specific structural or credit features
VMIG 1        This designation denotes superior credit quality. Excellent-
              protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2        This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3        This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG            This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


     STANDARD & POOR'S ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

   A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2:  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
      A-3:  A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     The following ratings by S&P for state and municipal notes assess the likelihood of payment:


  SP-1:    Strong capacity to pay principal and interest. An issue
           determined to possess a very strong capacity to pay debt
           service is given a plus (+) designation.
  SP-2:    Satisfactory capacity to pay principal and interest, with
           some vulnerability to adverse financial and economic
           changes over the term of the notes.
  SP-3:    Speculative capacity to pay principal and interest.



     FITCH RATINGS LTD. Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.



     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet the financial commitments in a timely manner.



     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.





   F-1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
   F-2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
   F-3: FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



Notes: "+" or "-" may be appended to a "F1" rating class to denote relative status within the rating category.

                             LONG-TERM DEBT RATINGS

     These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations. Bonds (including municipal bonds) are rated as follows:

MOODY'S INVESTORS SERVICE, INC.:


   AAA:    Judged to be the best quality with minimal credit risk.
           Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
    AA: Judged to be of high quality by all standards and are subject to very low credit risk. Issuers or issues rated
           Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     A: Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations and are subject to low credit risk. Issuers or issues rated A present above-average creditworthiness relative to other
           US municipal or tax-exempt issuers or issues.


     Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" and "A" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

STANDARD & POOR'S:

    AAA: The highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
     AA: Differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
      A: Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.


FITCH RATINGS LTD.


    AAA: HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
    BBB: GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)          Trustee      Trustee     Chairman and Chief Executive           90       Trustee/Director/
Blistex Inc.                             since 2003  Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                     consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                  manufacturer. Former Director of                the Fund Complex.
                                                     the World Presidents
                                                     Organization-Chicago Chapter.
                                                     Director of the Heartland
                                                     Alliance, a nonprofit
                                                     organization serving human needs
                                                     based in Chicago.
J. Miles Branagan (71)      Trustee      Trustee     Private investor. Co-founder, and      88       Trustee/Director/
1632 Morning Mountain Road               since 1991  prior to August 1996, Chairman,                 Managing General
Raleigh, NC 27614                                    Chief Executive Officer and                     Partner of funds in
                                                     President, MDT Corporation (now                 the Fund Complex.
                                                     known as Getinge/ Castle, Inc., a
                                                     subsidiary of Getinge Industrier
                                                     AB), a company which develops,
                                                     manufactures, markets and
                                                     services medical and scientific
                                                     equipment.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (65)        Trustee      Trustee     Prior to January 1999, Chairman        88       Trustee/Director/
33971 Selva Road                         since 1999  and Chief Executive Officer of                  Managing General
Suite 130                                            the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                 ("Allstate") and Allstate                       the Fund Complex.
                                                     Insurance Company. Prior to                     Director of Amgen
                                                     January 1995, President and Chief               Inc., a
                                                     Executive Officer of Allstate.                  biotechnological
                                                     Prior to August 1994, various                   company, and Director
                                                     management positions at Allstate.               of Valero Energy
                                                                                                     Corporation, an
                                                                                                     independent refining
                                                                                                     company.
Rod Dammeyer (62)           Trustee      Trustee     President of CAC, llc., a private      90       Trustee/Director/
CAC, llc.                                since 2003  company offering capital                        Managing General
4350 LaJolla Village Drive                           investment and management                       Partner of funds in
Suite 980                                            advisory services. Prior to July                the Fund Complex.
San Diego, CA 92122-6223                             2000, Managing Partner of Equity                Director of TeleTech
                                                     Group Corporate Investment (EGI),               Holdings Inc.,
                                                     a company that makes private                    Stericycle, Inc.,
                                                     investments in other companies.                 TheraSense, Inc.,
                                                                                                     GATX Corporation,
                                                                                                     Arris Group, Inc. and
                                                                                                     Trustee of the
                                                                                                     University of Chicago
                                                                                                     Hospitals and Health
                                                                                                     Systems. Prior to May
                                                                                                     2002, Director of
                                                                                                     Peregrine Systems
                                                                                                     Inc. Prior to
                                                                                                     February 2001, Vice
                                                                                                     Chairman and Director
                                                                                                     of Anixter
                                                                                                     International, Inc.
                                                                                                     and IMC Global Inc.
                                                                                                     Prior to July 2000,
                                                                                                     Director of Allied
                                                                                                     Riser Communications
                                                                                                     Corp., Matria
                                                                                                     Healthcare Inc.,
                                                                                                     Transmedia Networks,
                                                                                                     Inc., CNA Surety,
                                                                                                     Corp. and Grupo
                                                                                                     Azcarero Mexico
                                                                                                     (GAM). Prior to April
                                                                                                     1999, Director of
                                                                                                     Metal Management,
                                                                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)     Trustee      Trustee     Managing Partner of Heidrick &         88       Trustee/Director/
Heidrick & Struggles                     since 1995  Struggles, an executive search                  Managing General
233 South Wacker Drive                               firm. Trustee on the University                 Partner of funds in
Suite 7000                                           of Chicago Hospitals Board, Vice                the Fund Complex.
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member
                                                     of the Women's Board of the
                                                     University of Chicago. Prior to
                                                     1997, Partner of Ray & Berndtson,
                                                     Inc., an executive recruiting
                                                     firm. Prior to 1996, Trustee of
                                                     The International House Board, a
                                                     fellowship and housing
                                                     organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle
                                                     National Bank.

R. Craig Kennedy (51)       Trustee      Trustee     Director and President of the          88       Trustee/Director/
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of the                     Managing General
Washington, D.C. 20016                               United States, an independent                   Partner of funds in
                                                     U.S. foundation created to deepen               the Fund Complex.
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed
                                                     futures and option company that
                                                     invests money for individuals and
                                                     institutions. Prior to 1992,
                                                     President and Chief Executive
                                                     Officer, Director and member of
                                                     the Investment Committee of the
                                                     Joyce Foundation, a private
                                                     foundation.

Howard J Kerr (67)          Trustee      Trustee     Prior to 1998, President and           90       Trustee/Director/
736 North Western Avenue                 since 2003  Chief Executive Officer of                      Managing General
P.O. Box 317                                         Pocklington Corporation, Inc., an               Partner of funds in
Lake Forest, IL 60045                                investment holding company.                     the Fund Complex.
                                                     Director of the Marrow Foundation               Director of the Lake
                                                                                                     Forest Bank & Trust.

Jack E. Nelson (67)         Trustee      Trustee     President of Nelson Investment         88       Trustee/Director/
423 Country Club Drive                   since 1995  Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                financial planning company and                  Partner of funds in
                                                     registered investment adviser in                the Fund Complex.
                                                     the State of Florida. President
                                                     of Nelson Ivest Brokerage
                                                     Services Inc., a member of the
                                                     NASD, Securities Investors
                                                     Protection Corp. and the
                                                     Municipal Securities Rulemaking
                                                     Board. President of Nelson Sales
                                                     and Services Corporation, a
                                                     marketing and services company to
                                                     support affiliated companies.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein (62)   Trustee      Trustee     President Emeritus and Honorary        90       Trustee/Director/
1126 E. 59th Street                      since 2003  Trustee of the University of                    Managing General
Chicago, IL 60637                                    Chicago and the Adam Smith                      Partner of funds in
                                                     Distinguished Service Professor                 the Fund Complex.
                                                     in the Department of Economics at               Director of Winston
                                                     the University of Chicago. Prior                Laboratories, Inc.
                                                     to July 2000, President of the
                                                     University of Chicago. Trustee of
                                                     the University of Rochester and a
                                                     member of its investment
                                                     committee. Member of the National
                                                     Academy of Sciences, the American
                                                     Philosophical Society and a
                                                     fellow of the American Academy of
                                                     Arts and Sciences.

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications Officer of        88       Trustee/Director/
2101 Constitution Ave.,                  since 1999  the National Academy of Sciences/               Managing General
N.W.                                                 National Research Council, an                   Partner of funds in
Room 285                                             independent, federally chartered                the Fund Complex.
Washington, D.C. 20418                               policy institution, since 2001                  Director of Neurogen
                                                     and previously Chief Operating                  Corporation, a
                                                     Officer from 1993 to 2001.                      pharmaceutical
                                                     Director of the Institute for                   company, since
                                                     Defense Analyses, a federally                   January 1998.
                                                     funded research and development
                                                     center, Director of the German
                                                     Marshall Fund of the United
                                                     States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive
                                                     Director of the Commission on
                                                     Behavioral and Social Sciences
                                                     and Education at the National
                                                     Academy of Sciences/ National
                                                     Research Council. From 1980
                                                     through 1989, Partner of Coopers
                                                     & Lybrand.

                              INTERESTED TRUSTEES*



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)     Trustee,     Trustee     President and Chief Executive          88       Trustee/Director/
1221 Avenue of the          President    since 1999  Officer of funds in the Fund                    Managing General
Americas                    and Chief                Complex. Chairman, President,                   Partner of funds in
New York, NY 10020          Executive                Chief Executive Officer and                     the Fund Complex.
                            Officer                  Director of the Advisers and VK
                                                     Advisors Inc. since December
                                                     2002. Chairman, President and
                                                     Chief Executive Officer of Van
                                                     Kampen Investments since December
                                                     2002. Director of Van Kampen
                                                     Investments since December 1999.
                                                     Chairman and Director of Van
                                                     Kampen Funds Inc. since December
                                                     2002. President, Director and
                                                     Chief Operating Officer of Morgan
                                                     Stanley Investment Management
                                                     since December 1998. President
                                                     and Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief
                                                     Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to
                                                     July 2003, Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. from April 1997 to June
                                                     1998. Chief Executive Officer
                                                     from September 2002 to April 2003
                                                     and Vice President from May 1997
                                                     to April 1999 of the Morgan
                                                     Stanley Funds.

Richard F. Powers, III*     Trustee      Trustee     Advisory Director of Morgan            90       Trustee/Director/
(57)                                     since 1999  Stanley. Prior to December 2002,                Managing General
1 Parkview Plaza                                     Chairman, Director, President,                  Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                     the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (64)       Trustee      Trustee     Partner in the law firm of             90       Trustee/Director/
333 West Wacker Drive                    since 1995  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom (Illinois), legal counsel to               Partner of funds in
                                                     funds in the Fund Complex.                      the Fund Complex.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (36)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (64)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.


------------------------------------


     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the

Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.



     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Fund(2)       Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
David C. Arch                         (2)         $14,694        $147,500         $138,750
J. Miles Branagan                  $2,335          64,907          60,000          107,000
Jerry D. Choate                     2,335          24,774         130,000          107,000
Rod Dammeyer                          (2)          26,231         147,500          138,750
Linda Hutton Heagy                  2,335           6,858         147,500          107,000
R. Craig Kennedy                    2,335           4,617         147,500          107,000
Howard J Kerr                         (2)          50,408         147,500          138,750
Jack E. Nelson                      2,335          33,020         112,500          107,000
Hugo F. Sonnenschein                  (2)          26,282         147,500          138,750
Wayne W. Whalen                     2,335          51,855         147,500          245,750
Suzanne H. Woolsey                  2,335          15,533         147,500          107,000


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended May 31, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Fund on July 23, 2003, and thus have no compensation from the Fund to report during the fiscal year ended May 31, 2003. The following Trustees deferred compensation from the Fund during the fiscal year ended May 31, 2003: Mr. Branagan, $1,154; Mr. Choate, $2,335; Ms. Heagy, $2,335; Mr. Nelson, $2,335;
    and Mr. Whalen, $2,335. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended May 31, 2003 is as follows:
    Mr. Branagan, $13,232; Mr. Choate, $6,706; Ms. Heagy, $8,611; Mr. Nelson, $24,204; Mr. Kennedy, $12,195; Mr. Miller, $2,858; Mr. Rees, $24,745; Mr.
    Robinson, $3,986; Mr. Rooney, $4,018; Mr. Sisto, $14,157 and Mr. Whalen, $15,523. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, efforts have been under way to combine the trustees/ directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.



     During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and thus, did not have any meetings during the Fund's last fiscal year.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


                              INDEPENDENT TRUSTEES

                               ARCH      BRANAGAN     CHOATE    DAMMEYER    HEAGY      KENNEDY       KERR       NELSON
                             --------   ----------   --------   --------   --------   ---------   ----------   ---------
DOLLAR RANGE OF EQUITY
 SECURITIES IN THE FUND
Reserve Fund                   none        none        none      none        $1-         $1-         none        none
                                                                           $10,000     $10,000
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX                     $50,001-      over      $10,001-    over      $10,001-     over      $1-$10,000     none
                             $100,000    $100,000    $50,000    $100,000   $50,000    $100,000

                             SONNENSCHEIN   WOOLSEY
                             ------------   --------
DOLLAR RANGE OF EQUITY
 SECURITIES IN THE FUND
Reserve Fund                    none          none
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX                        over        $10,001-
                              $100,000       $50,000


                              INTERESTED TRUSTEES


                                                                MERIN       POWERS       WHALEN
                                                              ---------    ---------    ---------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Reserve Fund                                                    none         none       $10,001-
                                                                                         $50,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX                                                  over         over         over
                                                              $100,000     $100,000     $100,000



     As of September 2, 2003, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed 1% of the Fund's average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

ADVISORY FEES


                                                   FISCAL YEAR ENDED MAY 31,
                                              ------------------------------------
                                                 2003         2002         2001
                                              ----------   ----------   ----------
Adviser received the approximate advisory
  fee net of fee waivers....................  $2,282,900   $3,546,700   $3,088,600
Adviser waived the approximate advisory fee
  from the Fund.............................  $1,516,600          N/A          N/A


                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended May 31, 2003, 2002 and 2001, Advisory Corp. received approximately $71,900, $62,500 and $74,700, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of May 31, 2003, there were approximately $8,604,349 and $0 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended May 31, 2003, the Fund's aggregate expenses paid under the Plans for Class A Shares were $781,716 or 0.15% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended May 31, 2003, the Fund's aggregate expenses paid under the Plans for Class B Shares were $3,432,809 or 0.90% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,861,292 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $571,517 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended May 31, 2003, the Fund's aggregate expenses paid under the Plans for Class C Shares were $555,387 or 0.90% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $137,449 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $417,938 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money-market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their shares.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:


Commissions Paid:


                                                                          Affiliated
                                                                            Brokers
                                                                         -------------
                                                                            Morgan
                                                                 All     Stanley & Co.
                                                               Brokers   Incorporated
                                                               -------   -------------
Fiscal year ended May 31, 2003..............................    $   0        $   0
Fiscal year ended May 31, 2002..............................    $   0        $   0
Fiscal year ended May 31, 2001..............................    $   0        $   0
Fiscal year 2003 Percentages:
  Commissions with affiliate to total commissions.....................        0.00%
  Value of brokerage transactions with affiliate to
     total transactions...............................................        0.00%



     During the fiscal year ended May 31, 2003, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers, by bank wire or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested.

Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible Van Kampen retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes generally will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     -  an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.


     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") at a rate of 28% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a Shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                               YIELD INFORMATION

     From time to time the Fund may advertise its "yield" and "effective yield."

     Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven-calendar-day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     Yield and effective yield are calculated separately for Class A Shares, Class B Shares and Class C Shares. Because of the differences in distribution fees, the yield and effective yield for each class of shares will differ.

     The yield and effective yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Fund, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar-weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield and effective yield fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield and effective yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the

Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.

     Additionally, since yield and effective yield fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield and effective yield are generally a function of the kind and quality of the instrument held in a fund's portfolio, portfolio maturity, operating expenses and market conditions.


     From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. Such yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar-cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed yields.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                   APPENDIX A



                      MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.  POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee

(see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.  GENERAL PROXY VOTING GUIDELINES



     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III.  GUIDELINES



A.  MANAGEMENT PROPOSALS



     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Selection or ratification of auditors.



          - Approval of financial statements, director and auditor reports.



          - Election of Directors.



          - Limiting Directors' liability and broadening indemnification of Directors.



          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



          - General updating/corrective amendments to the charter.



          - Elimination of cumulative voting.



          - Elimination of preemptive rights.



          - Provisions for confidential voting and independent tabulation of voting results.



          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



     CAPITALIZATION CHANGES



          - Capitalization changes that eliminate other classes of stock and voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals for share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



     COMPENSATION



          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



          - Establishment of Employee Stock Option Plans and other employee ownership plans.



     ANTI-TAKEOVER MATTERS



          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



          - Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Creation of "blank check" preferred stock.



          - Changes in capitalization by 100% or more.



          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



          - Proposals to indemnify auditors.



     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.



     CORPORATE TRANSACTIONS



          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



             (i) Whether the stock option plan is incentive based;



             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



     ANTI-TAKEOVER PROVISIONS



          - Proposals requiring shareholder ratification of poison pills.



          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.  SHAREHOLDER PROPOSALS



     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



          - Requiring auditors to attend the annual meeting of shareholders.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



          - Confidential voting.



          - Reduction or elimination of supermajority vote requirements.



     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



          - Proposals that limit tenure of directors.



          - Proposals to limit golden parachutes.



          - Proposals requiring directors to own large amounts of stock to be eligible for election.



          - Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



          - Proposals that limit retirement benefits or executive compensation.



          - Requiring shareholder approval for bylaw or charter amendments.



          - Requiring shareholder approval for shareholder rights plan or poison pill.



          - Requiring shareholder approval of golden parachutes.



          - Elimination of certain anti-takeover related provisions.



          - Prohibit payment of greenmail.



     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



          - Proposals that require inappropriate endorsements or corporate actions.



IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.  PROXY REVIEW COMMITTEE



     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.



          (c) The Committee will meet at least monthly to (among other matters):
              (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Reserve Fund (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended May 31, 1999 were audited by other auditors whose report dated July 1, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Reserve Fund at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
July 15, 2003

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                      DISCOUNT
PAR                                                                   YIELD ON
AMOUNT                                                     MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                       DATE     PURCHASE       COST
           COMMERCIAL PAPER  45.8%
$30,000    AIG Funding Inc. .............................  06/13/03     1.227%   $ 29,987,750
 25,000    American Express Credit.......................  06/03/03     1.241      24,998,278
 25,000    BMW US Capital Corp. .........................  07/22/03     1.213      24,957,146
 40,000    Citicorp......................................  06/18/03     1.231      39,976,767
 25,000    Ei Dupont de Nemours Co.......................  07/22/03     1.182      24,958,208
 20,000    General Electric Capital Corp. ...............  06/25/03     1.174      19,984,400
 20,000    General Electric Capital Corp. ...............  07/25/03     1.223      19,963,400
 20,000    Mortgage Interest Networking Trust............  06/16/03     1.251      19,989,583
 21,000    Mortgage Interest Networking Trust............  06/20/03     1.251      20,986,146
 45,000    New Center Asset Trust........................  06/24/03     1.253      44,964,062
 25,000    Northern Trust Corp. .........................  08/07/03     1.224      24,943,236
 40,000    Shell Finance PLC (United Kingdom)............  08/04/03     1.203      39,914,667
 40,000    Societe Generale North America Inc. ..........  08/06/03     1.213      39,911,267
 40,000    UBS Finance LLC (Delaware)....................  06/23/03     1.247      39,969,567
                                                                                 ------------
           TOTAL COMMERCIAL PAPER.............................................    415,504,477
                                                                                 ------------

           U.S. GOVERNMENT AND AGENCY OBLIGATIONS  25.4%
 10,000    Federal Farm Credit Bank Discount Note........  08/06/03     1.477       9,973,233
 20,000    Federal Home Loan Bank Discount Note..........  06/11/03     1.257      19,993,055
 15,000    Federal Home Loan Mortgage Corporation
           Discount Note.................................  07/17/03     1.763      14,966,650
 20,000    Federal Home Loan Mortgage Corporation
           Discount Note.................................  10/27/03     1.187      19,902,978
 25,000    Federal Home Loan Mortgage Corporation
           Discount Note.................................  12/12/03     1.130      24,849,111
 20,000    Federal National Mortgage Association Discount
           Note..........................................  07/02/03     1.257      19,978,472
 50,000    Federal National Mortgage Association Discount
           Note..........................................  07/31/03     1.236      49,897,500
 11,000    Federal National Mortgage Association Discount
           Note..........................................  08/22/03     1.776      10,956,153
 40,000    Federal National Mortgage Association Discount
           Note..........................................  08/27/03     1.179      39,886,417
 20,000    Federal National Mortgage Association Discount
           Note..........................................  11/05/03     1.137      19,901,439
                                                                                 ------------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.......................    230,305,008
                                                                                 ------------

F-2                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2003

                                                                      DISCOUNT
PAR                                                                   YIELD ON
AMOUNT                                                     MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                       DATE     PURCHASE       COST
           CERTIFICATES OF DEPOSIT  17.1%
$45,000    Canadian Imperial Bank of Commerce............  06/12/03     1.220%   $ 45,000,000
 40,000    Chase Manhattan Bank NA.......................  07/03/03     1.240      40,000,000
 30,000    State Street Bank & Trust.....................  07/15/03     1.230      30,000,000
 40,000    Wells Fargo Bank NA...........................  07/07/03     1.230      40,000,000
                                                                                 ------------
           TOTAL CERTIFICATES OF DEPOSIT......................................    155,000,000
                                                                                 ------------

           NOTE  4.9%
 45,000    LaSalle Bank NA...............................  06/05/03     1.220      45,000,000
                                                                                 ------------
REPURCHASE AGREEMENTS  8.5%
Banc of America Securities LLC ($77,400,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/30/03, to be sold on
06/02/03 at $77,408,192)......................................................     77,400,000
                                                                                 ------------

TOTAL INVESTMENTS  101.7% (a).................................................    923,209,485
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%).................................    (15,790,170)
                                                                                 ------------
NET ASSETS  100.0%............................................................   $907,419,315
                                                                                 ============

(a)   At May 31, 2003, cost is identical for both book and federal income taxes.

See Notes to Financial Statements                                           F-3

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2003

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $923,209,485
Receivables:
  Fund Shares Sold..........................................     1,679,298
  Interest..................................................       279,639
  Expense Reimbursement from Adviser........................        61,578
Other.......................................................       143,746
                                                              ------------
    Total Assets............................................   925,373,746
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    16,557,313
  Distributor and Affiliates................................       739,487
  Custodian Bank............................................       201,138
  Income Distributions......................................        17,157
Accrued Expenses............................................       251,243
Trustees' Deferred Compensation and Retirement Plans........       188,093
                                                              ------------
    Total Liabilities.......................................    17,954,431
                                                              ------------
NET ASSETS..................................................  $907,419,315
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $907,410,914
Accumulated Undistributed Net Investment Income.............        39,893
Accumulated Net Realized Loss...............................       (31,492)
                                                              ------------
NET ASSETS..................................................  $907,419,315
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $501,449,682 and
    501,488,841 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $349,801,270 and 349,805,100 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $56,168,363 and 56,161,890 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

F-4                                           See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2003

INVESTMENT INCOME:
Interest....................................................  $15,448,686
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $780,613, $3,433,550 and $530,500,
  respectively).............................................    4,744,663
Investment Advisory Fee.....................................    3,799,489
Shareholder Services........................................    2,480,387
Custody.....................................................      154,782
Trustees' Fees and Related Expenses.........................       30,586
Legal.......................................................       29,688
Other.......................................................      385,742
                                                              -----------
    Total Expenses..........................................   11,625,337
    Investment Advisory Fee Reduction.......................    1,516,637
    Less Credits Earned on Cash Balances....................       79,112
                                                              -----------
    Net Expenses............................................   10,029,588
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,419,098
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,419,098
                                                              ===========

See Notes to Financial Statements                                           F-5

Statements of Changes in Net Assets

                                                           YEAR ENDED         YEAR ENDED
                                                          MAY 31, 2003       MAY 31, 2002
                                                         ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $     5,419,098    $    14,409,154
                                                         ---------------    ---------------

Distributions from Net Investment Income:
  Class A Shares.......................................       (4,773,928)        (9,391,875)
  Class B Shares.......................................         (508,801)        (4,252,158)
  Class C Shares.......................................         (106,105)          (748,354)
                                                         ---------------    ---------------
Total Distributions....................................       (5,388,834)       (14,392,387)
                                                         ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....           30,264             16,767
                                                         ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................    2,304,701,987      1,896,126,309
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................        5,388,834         14,392,387
Cost of Shares Repurchased.............................   (2,210,465,643)    (1,956,211,417)
                                                         ---------------    ---------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....       99,625,178        (45,692,721)
                                                         ---------------    ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................       99,655,442        (45,675,954)
NET ASSETS:
Beginning of the Period................................      807,763,873        853,439,827
                                                         ---------------    ---------------
End of the Period (Including accumulated undistributed
  net investment income of $39,893 and $2,513,
  respectively)........................................  $   907,419,315    $   807,763,873
                                                         ===============    ===============

F-6                                           See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED MAY 31,
CLASS A SHARES                                 ----------------------------------------------
                                                2003      2002      2001      2000      1999
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .01       .02       .05       .05       .04
  Less Distributions from Net Investment
    Income...................................     .01       .02       .05       .05       .04
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ======    ======    ======    ======    ======

Total Return* (b)............................   0.89%     1.93%     5.35%(a)  4.92%     4.55%
Net Assets at End of the Period (In
  millions)..................................  $501.4    $458.0    $451.7    $573.3    $529.6
Ratio of Expenses to Average Net Assets*
  (c)........................................    .69%      .91%      .95%      .82%      .84%
Ratio of Net Investment Income to Average Net
  Assets*....................................    .89%     1.94%     5.22%     4.71%     4.38%
*    If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
     Ratio of Expenses to Average Net Assets
       (c)...................................    .85%       N/A       N/A       N/A       N/A
     Ratio of Net Investment Income to
       Average Net Assets....................    .73%       N/A       N/A       N/A       N/A

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended May 31, 2003 and May 31, 1999.

N/A=Not Applicable

See Notes to Financial Statements                                           F-7

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED MAY 31,
CLASS B SHARES                                 ----------------------------------------------
                                                2003      2002      2001      2000      1999
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     -0-(d)    .01       .05       .04       .04
  Less Distributions from Net Investment
    Income...................................     -0-(d)    .01       .05       .04       .04
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ======    ======    ======    ======    ======

Total Return*(b).............................   0.13%     1.16%     4.66%(a)  4.14%     3.78%
Net Assets at End of the Period (In
  millions)..................................  $349.8    $299.1    $338.7    $238.8    $129.8
Ratio of Expenses to Average Net Assets*
  (c)........................................   1.45%     1.67%     1.58%     1.57%     1.63%
Ratio of Net Investment Income to Average Net
  Assets*....................................    .13%     1.17%     4.43%     3.96%     3.71%
*    If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
     Ratio of Expenses to Average Net Assets
       (c)...................................   1.61%       N/A       N/A       N/A       N/A
     Ratio of Net Investment Loss to Average
       Net Assets............................   (.03%)      N/A       N/A       N/A       N/A

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended May 31, 2003 and May 31, 1999.

(d)   Amount is less than $.01.

N/A=Not Applicable

F-8                                           See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED MAY 31,
CLASS C SHARES                                 ----------------------------------------------
                                                2003      2002      2001      2000      1999
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     -0-(d)    .01       .05       .04       .04
  Less Distributions from Net Investment
    Income...................................     -0-(d)    .01       .05       .04       .04
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                               ======    ======    ======    ======    ======

Total Return* (b)............................   0.17%     1.23%     4.57%(a)  4.14%     3.77%
Net Assets at End of the Period (In
  millions)..................................  $ 56.2    $ 50.7    $ 63.0    $ 54.7    $ 26.9
Ratio of Expenses to Average Net Assets*
  (c)........................................   1.41%     1.60%     1.69%     1.57%     1.63%
Ratio of Net Investment Income to Average Net
  Assets*....................................    .17%(e)  1.29%     4.40%     3.96%     3.73%
*    If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
     Ratio of Expenses to Average Net Assets
       (c)...................................   1.57%       N/A       N/A       N/A       N/A
     Ratio of Net Investment Income to
       Average Net Assets....................    .01%(e)    N/A       N/A       N/A       N/A

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended May 31, 2003 and May 31, 1999.

(d)   Amount is less than $.01.

(e) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the ratio of net investment income to average net assets of .05%.

N/A=Not Applicable

See Notes to Financial Statements                                            F-9

NOTES TO
FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset

NOTES TO
FINANCIAL STATEMENTS

such losses against any future realized capital gains. At May 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $19,288 which will expire between May 31, 2004 and May 31, 2009. Of this amount, $9,826 will expire on May 31, 2004.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.

    The tax character of distributions paid during the years ended May 31, 2003 and 2002 were as follows:

                                                                 2003          2002
Distributions paid from:
  Ordinary income...........................................  $5,400,589    $14,639,745

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $3,010 was reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book tax difference relating to the Fund's investments in other regulated investment companies totaling $3,857 was reclassified from accumulated undistributed net investment income to accumulated net realized gains/losses. Also a permanent book tax difference relating to the Fund's investments in other regulated investment companies totaling $249 was reclassified from accumulated undistributed net investment income to capital.

    As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $249,513

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the period ended May 31, 2003, the Fund's custody fee was reduced by $79,112 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .50%
Next $100 million...........................................     .45%
Next $100 million...........................................     .40%
Over $350 million...........................................     .35%

    For the year ended May 31, 2003, the Adviser voluntarily waived $1,516,637 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended May 31, 2003, the Fund recognized expenses of approximately $29,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended May 31, 2003, the Fund recognized expenses of approximately $71,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2003, the Fund recognized expenses of approximately $1,950,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $102,000 are included in "Other" assets on the Statement of Assets and Liabilities at May 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

3. CAPITAL TRANSACTIONS

At May 31, 2003, capital aggregated $501,452,585, $349,799,299 and $56,159,030 for Classes A, B, and C, respectively. For the year ended May 31, 2003, transactions were as follows:

                                                              SHARES             VALUE
Sales:
  Class A...............................................   1,778,019,559    $ 1,778,019,559
  Class B...............................................     427,304,116        427,304,116
  Class C...............................................      99,378,312         99,378,312
                                                          --------------    ---------------
Total Sales.............................................   2,304,701,987    $ 2,304,701,987
                                                          ==============    ===============
Dividend Reinvestment:
  Class A...............................................       4,830,628    $     4,830,628
  Class B...............................................         461,020            461,020
  Class C...............................................          97,186             97,186
                                                          --------------    ---------------
Total Dividend Reinvestment.............................       5,388,834    $     5,388,834
                                                          ==============    ===============
Repurchases:
  Class A...............................................  (1,739,422,702)   $(1,739,422,702)
  Class B...............................................    (377,039,529)      (377,039,529)
  Class C...............................................     (94,003,412)       (94,003,412)
                                                          --------------    ---------------
Total Repurchases.......................................  (2,210,465,643)   $(2,210,465,643)
                                                          ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

    At May 31, 2002, capital aggregated $458,026,901, $299,074,948, and
$50,687,146 for Classes A, B, and C, respectively. For the year ended May 31, 2002, transactions were as follows:

                                                              SHARES             VALUE
Sales:
  Class A...............................................   1,374,222,816    $ 1,374,222,816
  Class B...............................................     382,872,986        382,872,986
  Class C...............................................     139,030,507        139,030,507
                                                          --------------    ---------------
Total Sales.............................................   1,896,126,309    $ 1,896,126,309
                                                          ==============    ===============
Dividend Reinvestment:
  Class A...............................................       9,391,875    $     9,391,875
  Class B...............................................       4,252,158          4,252,158
  Class C...............................................         748,354            748,354
                                                          --------------    ---------------
Total Dividend Reinvestment.............................      14,392,387    $    14,392,387
                                                          ==============    ===============
Repurchases:
  Class A...............................................  (1,377,327,816)   $(1,377,327,816)
  Class B...............................................    (426,739,268)      (426,739,268)
  Class C...............................................    (152,144,333)      (152,144,333)
                                                          --------------    ---------------
Total Repurchases.......................................  (1,956,211,417)   $(1,956,211,417)
                                                          ==============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended May 31, 2003 and 2002, 11,787,742 and 18,883,624 Class B Shares automatically converted to Class A Shares, respectively. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended May 31, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                  SALES CHARGE AS A
                                                                 PERCENTAGE OF DOLLAR
                                                               AMOUNT SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the period ended May 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $2,834,900. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of Class A average daily net assets and .90% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended May 31, 2003, are payments retained by Van Kampen of approximately $3,048,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $14,300. Also, the amount of distribution expense incurred by Van Kampen and not yet reimbursed was approximately $8,604,300 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the plan or CDSC.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


       (a)(1)    First Amended and Restated Agreement and Declaration of
                    Trust(37)
          (2)    Second Certificate of Amendment(39)
          (3)    Second Amended and Restated Certificate of Designation(39)
          (b)    Amended and Restated Bylaws(37)
       (c)(1)    Specimen Class A Share Certificate(39)
          (2)    Specimen Class B Share Certificate(39)
          (3)    Specimen Class C Share Certificate(39)
          (d)    Investment Advisory Agreement(38)
       (e)(1)    Distribution and Service Agreement(38)
          (2)    Form of Dealer Agreement(37)
          (3)    Form of Broker Fully Disclosed Clearing Agreement(37)
          (4)    Form of Bank Fully Disclosed Clearing Agreement(37)
          (5)    Form of Dealer Agreement+
       (f)(1)    Form of Trustee Deferred Compensation Plan(*)
          (2)    Form of Trustee Retirement Plan(*)
    (g)(1)(a)    Custodian Contract(38)
          (b)    Amendment to Custodian Contract(44)
          (2)    Transfer Agency and Service Agreement(38)
       (h)(1)    Fund Accounting Agreement(38)
          (2)    Amendment to Fund Accounting Agreement+
       (i)(1)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                    (Illinois)(37)
          (2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
       (j)(1)    Consent of Ernst & Young LLP+
          (k)    Not Applicable
          (l)    Not Applicable
       (m)(1)    Plan of Distribution pursuant to Rule 12b-1(38)
          (2)    Form of Shareholder Assistance Agreement(38)
          (3)    Form of Administrative Services Agreement(38)
          (4)    Form of Shareholder Servicing Agreement(44)
          (5)    Amended and Restated Service Plan+
          (n)    Amended and Restated Multi-Class Plan+
       (p)(1)    Code of Ethics of the Investment Adviser and the
                    Distributor(44)
          (2)    Code of Ethics of the Funds(42)
          (q)    Power of Attorney+
       (z)(1)    List of certain investment companies in response to Item
                    27(a)+
          (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+



(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 27, 1996.



(38) Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 26, 1997.

(39) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 15, 1998.



 (*) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File No. 2-12685, and 811-734, filed April 29, 1999.



(42) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A, File No. 2-50870, and 811-2482, filed September 28, 2000.



(44) Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A, File No. 2-50870 and 811-2482, filed September 27, 2002.


+ Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.


     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust, as amended, (the "Agreement and Declaration of Trust"). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).


     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN RESERVE FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 25th day of September, 2003.

                                        VAN KAMPEN RESERVE FUND
                                        By:     /s/  A. THOMAS SMITH III
                                           -------------------------------------
                                              A. Thomas Smith III, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on September 25, 2003, by the following persons in the capacities indicated.



                   SIGNATURES                                            TITLE
                   ----------                                            -----
Principal Executive Officer:

              /s/   RONALD E. ROBISON*             Executive Vice President and Principal Executive
------------------------------------------------                         Officer
               Ronald E. Robison

Principal Financial Officer:

               /s/   JOHN L. SULLIVAN*                Vice President, Chief Financial Officer and
------------------------------------------------                        Treasurer
                John L. Sullivan

Trustees:

                  /s/   DAVID C. ARCH*                                  Trustee
------------------------------------------------
                 David C. Arch

              /s/   J. MILES BRANAGAN*                                  Trustee
------------------------------------------------
               J. Miles Branagan

                /s/   JERRY D. CHOATE*                                  Trustee
------------------------------------------------
                Jerry D. Choate

                  /s/   ROD DAMMEYER*                                   Trustee
------------------------------------------------
                  Rod Dammeyer

             /s/   LINDA HUTTON HEAGY*                                  Trustee
------------------------------------------------
               Linda Hutton Heagy

               /s/   R. CRAIG KENNEDY*                                  Trustee
------------------------------------------------
                R. Craig Kennedy

                 /s/   HOWARD J KERR*                                   Trustee
------------------------------------------------
                 Howard J Kerr

              /s/   MITCHELL M. MERIN*                           Trustee and President
------------------------------------------------
               Mitchell M. Merin

                 /s/   JACK E. NELSON*                                  Trustee
------------------------------------------------
                 Jack E. Nelson

          /s/   RICHARD F. POWERS, III*                                 Trustee
------------------------------------------------
             Richard F. Powers, III

                   SIGNATURES                                            TITLE
                   ----------                                            -----
            /s/   HUGO F. SONNENSCHEIN                                  Trustee
------------------------------------------------
              Hugo F. Sonnenschein

               /s/   WAYNE W. WHALEN*                                   Trustee
------------------------------------------------
                Wayne W. Whalen

             /s/   SUZANNE H. WOOLSEY*                                  Trustee
------------------------------------------------
               Suzanne H. Woolsey
---------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

              /s/  A. THOMAS SMITH III                            September 25, 2003
------------------------------------------------
              A. Thomas Smith III
                Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 45 TO FORM N-1A



 EXHIBIT
 NUMBER                                EXHIBIT
 -------                               -------
   (e)(5)    Form of Dealer Agreement
   (h)(2)    Amendment to Fund Accounting Agreement
   (i)(2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
   (j)(1)    Consent of Ernst & Young LLP
   (m)(5)    Amended and Restated Service Plan
(n)          Amended and Restated Multi-Class Plan
(q)          Power of Attorney
   (z)(1)    List of certain investment companies in response to Item
             27(a)
      (2)    List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)